Related party transactions	12 Months Ended
Dec. 31, 2019
Related party transactions
Related party transactions

13.   Related party transactions

Anglo Ardmore Ship Management Limited ("AASML")

AASML is a 50% joint venture entity owned in equal share by the third-party technical manager Anglo-Eastern and Ardmore Shipping (Bermuda) Limited. AASML is accounted for under the equity method of accounting. The carrying value of the investment as at December 31, 2019 and 2018 was not significant. AASML was incorporated in June 2017 and began providing technical management services exclusively to the Ardmore fleet on January 1, 2018.

The Company has entered into standard Baltic and International Maritime Council (“BIMCO”) ship management agreements with AASML  for the provision of technical management services to 16 vessels of the Company’s fleet as at December 31, 2019 (2018: 18 vessels). AASML provides the vessels with a wide range of shipping services such as repairs and maintenance, provisioning and crewing.

Total management fees paid to AASML for the year ended December 31, 2019 were $3.0 million (2018: $2.8 million), which are included in vessel operating expenses in the consolidated statement of comprehensive loss. Amounts due from/(to) AASML in respect of management fees were $Nil as at December 31, 2019 (2018: $Nil). Advances to AASML for technical management services as at December 31, 2019 were $2.8 million (2018: $1.3 million) and are included in Advances and deposits in the consolidated balance sheets.

GA Holdings LLC

For the year ended December 31, 2017, in connection with the secondary public offering by GA Holdings LLC in November 2017, the Company repurchased from GA Holdings LLC 1,435,654 shares of its own common stock for $11.1 million, at a price per share equal to the price per share at which GA Holdings LLC sold shares to the underwriters in the public offering.